Exhibit 10.2

CYCLACEL PHARMACEUTICALS, INC.

200 Connell Drive, Suite 1500

Berkeley Heights, NJ 07922

June 27, 2017

Mr. Paul McBarron

c/o Cyclacel Pharmaceuticals, Inc.

200 Connell Drive, Suite 1500

Berkeley Heights, NJ 07922

Dear Mr. McBarron:

Reference is made to the agreement between us (the “Agreement”) made as of January 2, 2014. This will confirm our agreement to extend the Agreement through the period ended December 31, 2017. Please confirm your agreement to the foregoing by signing below in the space provided.

Sincerely,

CYCLACEL PHARMACEUTICALS, INC.

By:	/s/ Spiro Rombotis
Name:	Spiro Rombotis
Title:	President & CEO

ACKNOWLEDGED AND AGREED:

/s/ Paul McBarron
Paul McBarron